Fiscal 1st Quarter 2020 Results

November 6, 2019

DISCLAIMER

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "outlook," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our filings with the Securities and Exchange Commission (the "SEC"). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Included in this presentation are certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted (Diluted) Earnings Per Share, Net Debt, Net Leverage and Free Cash Flow designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results.

EXECUTIVE SUMMARY

Fiscal First Quarter 2020

1. Reported +4.4% y/y growth in net sales in F1Q20
2. Broad-based sales growth in both the Lighting Segment (+2.9% y/y) and Graphics Segment (+8.4% y/y)
3. Generated Adjusted EBITDA of $4.7 million
4. Free cash flow of $18.3 million, including $6.4 million in operating cash flow and $0.4 million in capital expenditures
5. $12.3 million in cash proceeds from New Windsor facility contributed to Q/Q reduction in net leverage from 2.7x to 1.7x
6. Continue to reduce working capital through effective inventory management
7. Key resource additions to commercial team; executing manufacturing and supply chain initiatives

CONSOLIDATED PERFORMANCE INDICATORS

Total Sales Increased 4.4% Y/Y Driven By Broad-Based Growth Across Segments

1. F1Q20 sales supported by y/y growth in both Lighting and Graphics Segments
2. F1Q20 sales increased 4.4% y/y to $88.7 million
3. F1Q20 op. income and EPS flat y/y, ex a non-recurring $1.2 mm adjustment due to change in benefits policy
4. F1Q20 op. income supported by sales growth and favorable price/mix



Total Sales ($MM)
$85.0
$81.5
$88.7
F1Q19
F4Q19
F1Q20



Adjusted Diluted Earnings Per Share ($MM)
$0.08
$0.00
$0.04
F1Q19
F4Q19
F1Q20



Adjusted Operating Income ($MM)
$3.5
$0.8
$2.3
F1Q19
F4Q19
F1Q20



Adjusted EBITDA ($MM)
$6.2
$3.3
$4.7
F1Q19
F4Q19
F1Q20

LIGHTING SEGMENT SUMMARY

Generated 2.9% Y/Y Sales Growth Driven By Strength In Outdoor Lighting

1. Lighting Segment generated 2.9% y/y growth in sales in F1Q20
2. Y/Y sales growth supported by double-digit growth in Outdoor products, both Area and Canopy
3. 140 basis point Y/Y increase in Lighting Segment gross margin rate to 27.6% in F1Q20
4. Improved volume, price/mix and initial New Windsor cost savings all contributed to improved margin capture
5. Operating income increased 11% Q/Q on a comparable basis (excluding PY non-recurring favorable adjustment)

Lighting Segment Sales ($MM)



$61.4
$57.2
$63.2
F1Q19
F4Q19
F1Q20

Lighting Segment Adjusted Operating Income ($MM)



$4.4
$2.7
$4.5
F1Q19
F4Q19
F1Q20

Lighting Segment Adjusted EBITDA ($MM)



$6.4
$4.5
$6.3
F1Q19
F4Q19
F1Q20

Lighting Segment Adjusted EBITDA Margin (%)



10.5%
7.9%
10.0%
F1Q19
F4Q19
F1Q20

GRAPHICS SEGMENT SUMMARY

Generated 8.4% Y/Y Sales Growth Balanced Across Print and Digital

1. Graphics Segment generated 8.4% y/y growth in sales in F1Q20
2. Y/Y sales growth supported by improved demand over three product segment verticals: Petroleum, OPRG, Digital
3. F1Q20 was impacted by mix of new & early stage petroleum projects and development work related to future potential projects
4. Surpassed 500 turnkey installations of petroleum retail lighting/graphics solutions for multi-national customers in Mexico

Graphics Segment Sales ($MM)



$23.5
$24.3
$25.5
F1Q19
F4Q19
F1Q20

Graphics Segment Adjusted Operating Income ($MM)



$2.4
$0.8
$1.1
F1Q19
F4Q19
F1Q20

Graphics Segment Adjusted EBITDA ($MM)



$2.8
$1.2
$1.5
F1Q19
F4Q19
F1Q20

Graphics Segment Adjusted EBITDA Margin (%)



11.8%
4.8%
5.7%
F1Q19
F4Q19
F1Q20

CONTINUED GROWTH IN FREE CASH FLOW

Directing FCF Mainly Toward Reduction In Net Leverage(1,2)

1. Improved growth in FCF on both Y/Y and TTM basis
2. Total capital expenditures of $0.4 million in F1Q20 vs. $0.6 million in F1Q19
3. Capital allocation priorities include continued debt reduction, payment of cash dividend, business investment

F1Q19 vs. F1Q20 Free Cash Flow ($MM)



$18.3
(includes New Windsor sale proceeds)
$6.0
$1.5
F1Q19
F1Q20

TTM F1Q19 vs. TTM F1Q20 Free Cash Flow ($MM)



$25.6
(includes New Windsor sale proceeds)
$12.9
$13.3
TTM F1Q19
TTM F1Q20

(1) Free cash flow defined as cash flow from operations less total capital expenditures
(2) The Company received $12.3 million in cash proceeds from the sale of the New Windsor facility received during the fiscal first quarter 2020

IMPROVED WORKING CAPITAL MANAGEMENT

$10.2 million Reduction in Working Capital on a Y/Y Basis

1. Reduction working capital closely tied to reduction in inventory levels

2. Improvements in both dollars and days of working capital

3. Improvements in all three key metrics of working capital, but mainly inventory

Internal Initiatives To Reduce Working Capital Requirements Making Steady Progress ($MM)



$72.6
$74.6
$68.3
$63.6
$62.4
F1Q19
F2Q19
F3Q19
F4Q19
F1Q20

DISCIPLINED BALANCE SHEET MANAGEMENT

Growth In Free Cash Flow Supports Reduction in Net Debt

1. Reduced net debt outstanding by $20.4 million on a y/y basis
2. Received $12.3 million in net cash proceeds from New Windsor facility sale in F1Q20
3. Net leverage declined from the peak of 2.9x in F3Q19 to 1.7x at the end of F1Q20
4. Significant availability on existing line of credit



Net Debt Outstanding ($MM)
$42.0
$38.8
$42.1
$38.6
$21.6
F1Q19
F2Q19
F3Q19
F4Q19
F1Q20



Net Debt / TTM Adjusted EBITDA
2.1 x
2.3 x
2.9 x
2.7 x
1.7 x
F1Q19
F2Q19
F3Q19
F4Q19
F1Q20

APPPENDIX

Adjusted Diluted Earnings Per Share

Non-GAAP Reconciliation - In Thousands of Dollars, Except For Per Share Data

	Q1 2019		Q4 2019		Q1 2020	
		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income	$ 1,749	$ 0.07	$ 862	$ 0.03	$ 4,475	$ 0.17
Goodwill impairment	--	--	(36)	--	--	--
Restructuring and plant closure costs	454	0.01	1,025	0.04	(3,449)	(0.13)
Severance costs	--	--	54	--	--	--
Transition and re-alignment costs	--	--	(3)	--	--	--
Tax impact from the anticipated sale of New Windsor Assets	--	--	(1,825)	(0.07)	--	--
Net Income (Loss) Adjusted	**$ 2,203**	**$ 0.08**	**$ 77**	**$ 0.00**	**$ 1,026**	**$ 0.04**

Note: All adjustments are net of tax except for the adjustment of the deferred tax assets, the Tax Impact due to the annual tax rate used for GAAP reporting purposes, and the Tax impact from the anticipated sale of the New Windsor Assets

Segment Adjusted Operating Income and EBITDA

Non-GAAP Reconciliation - Thousands of Dollars

Lighting Segment	Q1 2019	Q4 2019	Q1 2020
Net Sales [a]	61,432	57,243	63,191
Operating Income (loss)	3,850	1,700	9,159
Restructuring and plant closure costs	590	1,033	(4,649)
Severance costs	-	3	-
Adjusted Operating Income	**4,440**	**2,736**	**4,510**
Depreciation and amortization	1,990	1,781	1,778
Adjusted EBITDA [b]	**6,430**	**4,517**	**6,288**
Adjusted EBITDA Margin % [b] / [a]	**10.5%**	**7.9%**	**10.0%**

Graphics Segment	Q1 2019	Q4 2019	Q1 2020
Net Sales [c]	23,525	24,279	25,510
Operating Income (loss)	2,387	762	1,017
Restructuring and plant closure costs	-	-	54
Adjusted Operating Income (loss)	**2,387**	**762**	**1,071**
Depreciation and amortization	395	411	386
Adjusted EBITDA [d]	**2,782**	**1,173**	**1,457**
Adjusted EBITDA Margin % [d] / [c]	**11.8%**	**4.8%**	**5.7%**

Corporate Segment	Q1 2019	Q4 2019	Q1 2020
Operating Loss	(3,303)	(2,742)	(3,337)
Restructuring and plant closure costs	-	49	7
Severance costs	-	23	-
Adjusted Operating Loss	**(3,303)**	**(2,670)**	**(3,330)**
Depreciation and amortization	258	242	235
Adjusted EBITDA	**(3,045)**	**(2,428)**	**(3,095)**

LSI Industries	Q1 2019	Q4 2019	Q1 2020
Operating (Loss) Income	2,934	(280)	6,839
Restructuring and plant closure costs	590	1,082	(4,588)
Severance costs	-	26	-
Adjusted Operating Income (loss)	**3,524**	**828**	**2,251**
Depreciation and amortization	2,643	2,434	2,399
Adjusted EBITDA	**6,167**	**3,262**	**4,650**

Free Cash Flow

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Net cash flows (used in) provided by operating activities	2,682	7,932	3,611	2,188	5,440	(1,243)	5,106	6,359
Purchases in property, plant, and equipment	(692)	(988)	(1,228)	(648)	(931)	(769)	(270)	(355)
Proceeds from sale of facility								12,338
Free Cash Flow	**1,990**	**6,944**	**2,383**	**1,540**	**4,509**	**(2,012)**	**4,836**	**18,342**
TTM Free Cash Flow			**8,094**	**12,857**	**15,376**	**6,420**	**8,873**	**25,675**

Net Debt Outstanding

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Debt	46,152	48,372	43,812	39,541	23,181
Less:					
Cash	4,162	9,563	1,686	966	1,579
Net Debt Outstanding	41,990	38,809	42,126	38,575	21,602